Note 11 - Right-of-Use Assets and Finance Lease Liabilities - Finance Lease Obligations (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
Finance lease liabilities – current	$ 17,441	$ 17,372
Less: current portion of financing costs	(531)	(562)
Finance lease liabilities – non-current	112,498	121,225
Less: non-current portion of financing costs	(1,052)	(1,300)
Total lease payments, net	$ 128,356	$ 136,735